CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our reports dated October 8, 1997 included in Casella Waste Systems, Inc.'s Form S-1 (File No. 333-33135) and to all references to our Firm included in this registration statement.


                                                      /s/ Arthur Andersen LLP
                                                      -----------------------
                                                      Arthur Andersen LLP

Boston, Massachusetts
December 31, 1997